UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2009

TEXAS ROADHOUSE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

6040 Dutchmans Lane, Suite 400

Louisville, KY 40205

(Address of Principal Executive Offices) (Zip Code)

(502) 426-9984

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On September 30, 2009, pursuant to a provision in the Registrant’s Amended and Restated Certificate of Incorporation (the “Certificate”), each share of the Registrant’s Class B Common Stock converted (the “Conversion”) automatically into one share of the Registrant’s Class A Common Stock.  Immediately following the Conversion, and also pursuant to the Certificate, the Registrant’s Class A Common Stock was redesignated as “Common Stock.”

Before the Conversion, W. Kent Taylor, the Registrant’s Chairman, held all outstanding shares of Class B Common Stock.

On October 1, 2009, the Registrant had 70,282,269 shares of Common Stock outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS ROADHOUSE, INC.

Dated: October 2, 2009	By:	/s/ Scott M. Colosi
Scott M. Colosi
Chief Financial Officer